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                                                                    Exhibit 21.1


                        BANCORP HAWAII, INC.
                   SUBSIDIARIES OF THE REGISTRANT


  Bancorp's organizational structure at December 31, 1996 follows. All of the subsidiaries are wholly owned except for those entities for which directors own qualifying shares. All the entities are consolidated with the immediate parent company.



BANCORP HAWAII, INC.  (Parent)

Bank Holding Company


Subsidiaries:


  BANCORP HAWAII INSURANCE SERVICES, LTD.
     Hawaii


  BANCORP HAWAII SMALL BUSINESS INVESTMENT COMPANY, INC.
     Hawaii


  BANCORP INSURANCE AGENCY OF HAWAII, INC.
     Hawaii


  BANCORP LIFE INSURANCE COMPANY OF HAWAII, INC.
     Arizona


  FIRST NATIONAL BANK OF ARIZONA
     Arizona

  BANCORP HAWAII CAPITAL TRUST I
     Delaware

  BANCORP PACIFIC, INC.
     Delaware


  Subsidiaries:

     First Federal Savings & Loan Association of America
        Hawaii

     First Savings & Loan Association of America (Guam)
        Guam


        Subsidiary:

        Bancorp Finance of Hawaii-Guam, Inc.
           Guam


  BANK OF HAWAII

  Subsidiaries:

     Bank of Hawaii International Corp., New York - (Edge Act       Office)
        New York

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     Bank of Hawaii International, Inc. - (Foreign Holding Company)
        Hawaii

     Bancorp Investment Group, Ltd.
        Hawaii

     Bancorp Leasing of Hawaii, Inc. (Parent) - (Leasing)
        Hawaii

     Subsidiaries:

        Arbella Leasing Corp.
           Delaware

        Bancorp Leasing International, Inc.
           Delaware

        Bancorp Leasing of America, Inc.
           Delaware

        Bankoh Equipment Leasing Corp.
           Delaware

        BNE Airfleets Corporation
           Barbados

        S.I.L., Inc.
           Delaware


     Bankoh Corporation (fka Hawaiian Hong Kong Holdings, Ltd.)
        Hawaii


     Bankoh Investment Advisory Services, Ltd. - (Advisory Services)
        Hawaii


     Hawaiian Trust Company, Limited - (Trust Services)
        Hawaii


     Pacific Capital Asset Management, Inc. - (Investment     Advisory Services)
        Hawaii


     Pan-Ocean Insurance Agency, Inc. - (Insurance)
        Hawaii


     Realty and Mortgage Investors of the Pacific, Ltd. - (Real Estate Lending)
        Delaware

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